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                                                                   EXHIBIT 10.15

                                  ORBCOMM INC.
                                STOCK OPTION PLAN

          1. Purpose of Plan.

          The Orbcomm Inc. Stock Option Plan (the "Plan") is designed:

          (a) to promote the long term financial interests and growth of Orbcomm Inc. (the "Company") and its affiliates by attracting and retaining directors, employees and independent contractors with the training, experience and ability to enable them to make a substantial contribution to the success of the Company's business;

          (b) to motivate directors, employees and independent contractors by means of growth-related incentives to achieve long range goals; and

          (c) to further the alignment of interests of participants with those of the equityholders of the Company through opportunities for increased ownership in the Company.

          2. Definitions.

          As used in the Plan, the following words will have the following meanings:

          (a) "Affiliate" means, with respect to the Company, any corporation directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Committee in which the Company or an Affiliate has an interest.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Change of Control" means the purchase or other acquisition by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions, of (i) ownership of 50% or more of the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (ii) all or substantially all of the direct and indirect assets of the Company and its subsidiaries, other than by a person, firm, entity or group, which together with its affiliates, prior to such purchase or other acquisition, owned at least 50% of the outstanding common equity of the Company.

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                         ORBCOMM INC. STOCK OPTION PLAN

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means the Compensation Committee of the Board, or if there is no Compensation Committee, the Board. Unless otherwise determined by the Board, if the common stock becomes registered under Section 12 of the Exchange Act and if the Committee is authorized to grant Options subject to Section 16 of the Exchange Act, each member of the Committee will be a "non-employee director" within the meaning of applicable Rule 16b-3 under the Exchange Act. If there is an Initial Public Offering, each grant of an Option to a "covered employee" within the meaning of Code
     Section 162(m) will be made by a Committee which is comprised solely of two or more "outside directors" within the meaning of Code Section 162(m).

          (f) "Common Stock" means Common Stock, par value $0.001 per share, of the Company.

          (g) "Employee" means a person, including an officer, in the regular full-time employ of the Company or one of its Affiliates who, in the opinion of the Committee, is, or is expected to be, primarily responsible for the management, growth or protection of some part or all of the business of the Company.

          (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (i) "Fair Market Value" means with respect to a Share, the fair market value of a Share as determined by the Committee in good faith. Notwithstanding the preceding, the Board will determine the Fair Market Value of a Share for initial Grants under the Plan. Subsequent to an Initial Public Offering, the Fair Market Value of a share of Common Stock will be the average of high bid and low asked prices of Common Shares as reported on the exchange on which it is listed as of such date, or if no such quotation is made on such date, the immediately preceding day on which there were quotations as reported in The Wall Street Journal.

          (j) "Grant" means an award made to a Participant pursuant to the Plan and described in Paragraph 5.

          (k) "Incentive Stock Option" means an Option which satisfies all of the applicable requirements of Code Section 422.

          (l) "Initial Public Offering" means a registered underwritten public offering of Common Stock pursuant to an effective registration statement under


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                         ORBCOMM INC. STOCK OPTION PLAN

     the Securities Act, which results in an active trading market in such Common Stock. If such Common Stock is listed on a national securities exchange or is quoted on the NASDAQ National Market, it will be deemed to be actively traded.

          (m) "Non-Statutory Stock Option" means an Option which does not satisfy all of the applicable requirements of Code Section 422 or which by its terms is not intended to be treated as an Incentive Stock Option.

          (n) "Option" means an option to purchase Common Stock.

          (o) "Option Agreement" means an agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

          (p) "Participant" means a director, an Employee, an independent contractor or a person having a unique relationship with the Company or one of its Affiliates, to whom one or more Grants have been made and such Grants have not all been forfeited or terminated under the Plan.

          (q) "Securities Act" means the Securities Act of 1933, as amended.

          (r) "Share" means a share of Common Stock.

          (s) "Subsidiary" means any entity in an unbroken chain of entities beginning with the Company if each of the entities, or group of commonly controlled entities, other than the last entity in the unbroken chain then owns 50% or more of the total combined voting power of the other entities in such chain.

          3. Administration of Plan.

          (a) The Plan will be administered by the Committee. Except as provided in Section 4, the members of the Committee will be eligible to be selected for Grants under the Plan; provided, however, that the members of the Committee will
(i) qualify to administer the Plan for purposes of Rule 16b-3 (and any other applicable rule) promulgated under Section 16(b) of the Exchange Act to the extent that the Company is subject to such rule, and (ii) if there is an Initial Public Offering, consist solely of two or more "outside directors" within the meaning of Code Section 162(m) for purposes of making grants to "covered employees" within the meaning of Code Section 162(m). The Committee may adopt its own rules of procedure. Action of a majority of the members of the Committee taken at a meeting, or action taken without a meeting by unanimous written consent, will constitute action by the Committee. The Committee will have the power and authority to administer, construe and interpret the Plan, to make rules


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                         ORBCOMM INC. STOCK OPTION PLAN

for carrying it out and to make changes to such rules. Any such interpretations, rules, and administration will be consistent with the basic purposes of the Plan.

          (b) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, and the officers of the Company will be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Grants, and all members of the Committee will be fully protected by the Company with respect to any such action, determination or interpretation.

          4. Eligibility.

          Subject to Section 5(a), the Committee may from time to time make Grants under the Plan to such directors of the Company or Employees, independent contractors or other persons having a unique relationship with the Company or any of its Affiliates, and in such form and having such terms, conditions and limitations as the Committee may determine. Notwithstanding the preceding, the Board will make the initial Grants under the Plan. In addition, notwithstanding the preceding, management of the Company may, subject to final approval by the Committee, make Grants under the Plan to such Employees (excluding any member of management), independent contractors or other persons having a unique relationship with the Company or any of its Affiliates, and in such form and having such terms, conditions and limitations as management may determine. Grants may be granted singly, in combination or in tandem. The terms, conditions and limitations of each Grant under the Plan will be set forth in an Option Agreement, in a form approved by the Committee, consistent, however, with the terms of the Plan; provided, however, that such Option Agreement will contain provisions dealing with the treatment of Grants in the event of the termination, death or disability of a Participant, and may also include provisions concerning the treatment of Grants in the event of a Change of Control of the Company. Notwithstanding the foregoing, Incentive Stock Options may only be granted to Employees.

          5. Grants.

          (a) The Committee may grant Incentive Stock Options only to Employees of the Company or any "subsidiary corporation" within the meaning of Code
Section 424(f). The Committee may grant Non-Statutory Stock Options to directors, Employees, independent contractors, and other persons having a unique relationship with the Company or any of its Affiliates.


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                         ORBCOMM INC. STOCK OPTION PLAN

          (b) At the time of the Grant, the Committee will determine, and will include in the Option Agreement or other Plan rules, the Option exercise price, the Option price, and such other conditions and restrictions on the grant or exercise of the Option as the Committee deems appropriate.

          (c) In addition to any other restrictions contained in the Plan, an Option granted under the Plan may not be exercised more than 10 years after the date it is granted. An Incentive Stock Option may not have an exercise price of less than 100% of the Fair Market Value of a Share on the date the Option is granted.

          (d) If the aggregate Fair Market Value (determined on the date the Option is granted) of a Share subject to an Incentive Stock Option which is exercisable for the first time during any calendar year exceeds $100,000, then the portion of the Incentive Stock Option in excess of the $100,000 limitation will be treated as a Non-Statutory Stock Option. If an Incentive Stock Option is granted to a Participant who, at the time the Option is granted, is deemed to own more than 10% of the total combined voting power of all classes of stock of the Company or any "subsidiary corporation" of the Company (as more fully described in Code Section 422(b)(6)), then (i) the exercise price of the Option may not be less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted, and (ii) such Option may not be exercisable after the expiration of five years from the date the Option is granted.

          (e) Payment of the Option price will be made in cash or, if subsequent to an Initial Public Offering, in shares of Common Stock that have been held for at least six months or through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the Option price or any combination thereof, in accordance with the terms of the Plan, the Option Agreement and of any applicable guidelines of the Committee in effect at the time.

          6. Limitations and Conditions.

          (a) The total number of Shares available for Grants under the Plan will be 2,500,000 Shares, subject to adjustment in accordance with Section 7 or 8 hereof. Unless the Shares are restricted by applicable law, or are Shares related to Grants that are forfeited, terminated, canceled or expire unexercised, the Shares will immediately become available for Grants. The Stock issuable under the Plan will consist of shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market. Subsequent to an Initial Public Offering, the maximum number of Shares that may be issued in connection with any Option granted under this Plan for any Participant will not exceed 500,000 Shares in any calendar year.


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                         ORBCOMM INC. STOCK OPTION PLAN

          (b) No Grants will be made under the Plan beyond 10 years after the date the Plan is adopted by the Board or is approved by the shareholders of the Company, whichever is earlier, but the terms of Grants made on or before the expiration of the Plan may extend beyond such expiration. At the time a Grant is made or amended or the terms or conditions of a Grant are changed, the Committee may provide for limitations or conditions on such Grant.

          (c) Nothing contained herein will affect the right of the Company to terminate any Participant's employment or services at any time or for any reason.

          (d) Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so will be void. No such benefit will, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant.

          (e) Participants will not be, and will not have any of the rights or privileges of, equityholders of the Company in respect of any Shares of Common Stock which may be purchased in connection with any Grant unless and until certificates representing any such Shares have been issued by the Company to such Participants. Prior to an Initial Public Offering, each Participant will be required to enter into a shareholder agreement with the Company, in a form provided by the Company, upon the exercise of any Option under the Plan.

          (f) No election as to benefits or exercise of Options, or other rights may be made during a Participant's lifetime by anyone other than the Participant except by a legal representative appointed for or by the Participant.

          (g) Absent express provisions to the contrary, any grant under the Plan will not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or its Subsidiaries and will not affect any benefits under any other benefit plan of any kind now or subsequently in effect under which the availability or amount of benefits is related to level of compensation. The Plan is not an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

          (h) Unless the Committee determines otherwise, no benefit or promise under the Plan will be secured by any specific assets of the Company or any of its Subsidiaries, nor will any assets of the Company or any of its Subsidiaries be designated as attributable or allocated to the satisfaction of the Company's obligations under the Plan.


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                         ORBCOMM INC. STOCK OPTION PLAN

          7. Adjustments.

          In the event of any change in the outstanding Shares by reason of an acquisition, spin-off or reclassification, recapitalization or merger, combination or exchange of Shares or other corporate exchange, Change of Control or similar event, or as required under any Option Agreement, the Committee may adjust appropriately the number or kind of Shares or securities subject to the Plan and available for or covered by Grants and Share prices related to outstanding Grants and make such other revisions to outstanding Grants as it deems are equitably required. Any such adjustments for Incentive Stock Options must meet the requirements of Code Section 424(a).

          8. Merger, Consolidation, Exchange, Acquisition, Liquidation or Dissolution.

          In its absolute discretion, and on such terms and conditions as it deems appropriate, coincident with or after the grant of any Option, the Committee may provide, with respect to the merger or consolidation of the Company into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, a Change of Control or the recapitalization, reclassification, liquidation or dissolution of the Company, either (a) that such Option cannot be exercised after such event, in which case the Committee will also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such event, that for some period of time prior to such event, such Option will be exercisable as to all Shares subject thereto which are exercisable or, by virtue of the event, become exercisable, notwithstanding anything to the contrary herein (but subject to the provisions of Paragraph 6(b)) and that, upon the occurrence of such event, such Option will terminate and be of no further force or effect, or (b) that even if the Option will remain exercisable after such event, from and after such event, any such Option will be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof, receivable as a result of such event by the holder of a number of Shares for which such Option could have been exercised immediately prior to such event.

          In addition, in the event of a Change of Control, the Committee may, in its absolute discretion and on such terms and conditions as it deems appropriate, provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of the Change of Control, that such Option will be exercisable as to all or any portion of the Shares subject thereto, notwithstanding anything to the contrary herein (but subject to the provisions of Paragraph 6(b)).


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                         ORBCOMM INC. STOCK OPTION PLAN

          9. Amendment and Termination.

          The Committee will have the authority to make such amendments to any terms and conditions applicable to outstanding Grants as are consistent with the Plan provided that, except for adjustments under Paragraph 7 or 8, no such action will modify such Grant in a manner adverse to the Participant without the Participant's consent except as such modification is provided for or contemplated in the terms of the Grant.

          The Committee may amend, suspend or terminate the Plan. However, no such action, other than an action under Paragraph 7 or 8, may be taken which would increase the aggregate number of Shares available for Grants under the Plan, change the eligible class of individuals, decrease the price of outstanding Options, change the requirements relating to the Committee or extend the term of the Plan if shareholder approval is required for such action to maintain an exemption under Section 16(b) of the Exchange Act or to meet the applicable requirements of Code Section 422.

          10. Withholding Taxes.

          The Company will have the right to deduct from any cash payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. The Participant must pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes before the obligation of the Company to deliver certificates for the Shares upon the exercise of an Option arises. Any Option Agreement may provide that the Participant may elect, in accordance with any conditions set forth in such Option Agreement, to pay a portion or all of such withholding taxes in Shares.

          11. Governing Law.

          The Plan will be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the conflicts of laws principles thereof.

          12. Effective Date and Termination Date.

          The Plan will be effective on and as of the date of its adoption by the Board and approval by the shareholders of the Company and will terminate 10 years after the earlier of such dates, subject to earlier termination pursuant to Paragraph 9. The Plan was adopted by the Board of Directors on February 17, 2004 and approved by the shareholders of the Company on February 17, 2004.


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